Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

12. Income Taxes

The Company has no provision for income taxes for the years ended December 31, 2020 and 2019. The Company has no current tax expense from losses and no deferred expense from the valuation allowance.

A reconciliation from U.S. statutory rate of 21% to the effective rate is as follows:

	Year Ended December 31,
	2020	2019
Federal Statutory rate	21.0%	21.0%
State tax expense	0.0%	7.0%
Permanent tax items	(0.3%)	(2.2%)
R&D tax credit	0.4%	4.5%
Other	(0.3%)	0.0%
Change to valuation allowance	(1.7%)	(30.4%)
Change in fair value of Series F tranche liabilities	(19.1%)	0.0%

Effective tax rate	0.0%	0.0%

Significant components of the Company’s net deferred tax assets as of December 31, 2020 and 2019, are as follows (amounts in thousands):

	Year Ended December 31,
	2020	2019
Deferred tax assets:
Net operating losses	$88,392	$71,374
Tax credits	16,314	10,219
Accruals and stock-based compensation	3,313	4,671
Lease liability	2,621	3,796
Intangibles	1,413	90

Gross deferred tax assets	112,053	90,150
Valuation allowance	(105,781)	(85,677)

Total deferred tax assets	$6,272	$4,473

Deferred tax liabilities:
Right of use assets	$(2,463)	(3,627)
Fixed assets	(3,809)	(846)

Total deferred tax liabilities	(6,272)	(4,473)

Total net deferred tax assets	$—	$—

Recognition of deferred tax assets is appropriate when realization of such assets is more likely than not. Based upon the weight of available evidence, which includes the Company’s historical operating performance, cumulative net losses, and projected future losses, the Company has provided a full valuation allowance against its deferred tax assets. The Company’s valuation allowance increased by $20.1 million and $14.3 million for the years ended December 31, 2020 and 2019, respectively. A reconciliation of the beginning and ending balances of the valuation allowance is as follows (amounts in thousands):

	Year Ended December 31,
	2020	2019
Beginning of the year	$(85,677)	$(71,340)
Increase	(20,104)	(14,337)

End of the year	$(105,781)	$(85,677)

At December 31, 2020, the Company had federal and state net operating loss carryforwards of approximately $340.7 million and $231.2 million, respectively. The federal net operating loss carryforwards of $170.3 million generated prior to 2018 will expire at various dates beginning in 2030, if not utilized. We have federal net operating loss carryforwards of $170.4 million, which can be carried forward indefinitely. The state net operating loss carryforwards of $231.2 million will expire at various dates beginning in 2030, if not utilized.

Section 382 and Section 383 of the Internal Revenue Code and similar provisions under state law has limitations on federal and state net operating loss carryforwards and research and development credit carryforwards. The Tax Reform Act contains provisions that limit the federal net operating loss carryforwards that may be used in any given year in the event of special occurrences, including significant ownership changes. A Section 382 “ownership change” generally occurs if one or more stockholders or groups of stockholders, who own at least 5% of the Company’s stock, increase their ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. The Company performed the analysis and determined that it has experienced an ownership change in December 2010 and in August 2012 as a result of the preferred stock financing rounds. The federal and state net operating loss carryforwards and research and development credit carryforwards are not subject to significant limitations under Section 382 and Section 383 of the Internal Revenue Code and similar provisions under state law.

On September 9, 2019, the Treasury Department and the IRS issued proposed regulations under Section 382 of the Internal Revenue Code which, if finalized, will severely limit the ability of corporations to avail themselves of NOLs following an ownership change. Specifically, the regulations would eliminate a safe harbor established in Notice 2003-65 that allows corporations to increase their Section 382 limitation by the gain inherent in their assets, even if those assets were not actually sold. The Company performed the analysis and determined that it has experienced an ownership change in December 2010 and in August 2012 as a result of the preferred stock financing rounds.

As of December 31, 2020, the Company also has Federal and California research and development credits of $13.4 million and $11.3 million, respectively. The federal tax credit carryforwards will expire beginning in 2031, if not utilized. The state tax credit carryforwards do not expire.

The Company records unrecognized tax benefits in accordance with ASC 740-10, Income Taxes. ASC 740-10 which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of uncertain tax positions taken or expected to be taken in the Company’s income tax return and also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company had total unrecognized tax benefits of $6.6 million and $7.1 million as of December 31, 2020 and 2019, respectively.

A reconciliation of the beginning and ending balances of unrecognized tax benefits is as follows (amounts in thousands):

	Year Ended December 31,
	2020	2019
Beginning of the year	$7,076	$5,372
Increase—current year positions	1,553	1,704
Increase—prior year positions	193	—
Decrease—prior year positions	(2,247)	—

End of the year	$6,575	$7,076

Due to the Company’s full valuation allowance, the unrecognized tax benefits would not materially impact the Company’s effective tax rate when recognized. The Company does not anticipate the total amounts of unrecognized tax benefits will significantly increase or decrease in the next 12 months.

The Company’s policy is to classify interest and penalties associated with uncertain tax positions, if any, as a component of its income tax provision. For the years ended December 31, 2020 and 2019, the Company had no interest or penalties related to unrecognized tax benefits.

The federal and state income tax returns are open under the statute of limitations subject to tax examinations for the tax years ended December 31, 2017 through December 31, 2019 and December 31, 2016 through December 31, 2019, respectively. To the extent the Company has tax attribute carryforwards, the tax year in which the attribute was generated may still be adjusted upon examination by the IRS or state tax authorities to the extent utilized in a future period.

The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) signed in to law on March 27, 2020, provided that net operating losses (“NOLs”) generated in a taxable year beginning in 2018, 2019, or 2020, may now be carried back five years and forward indefinitely. In addition, the 80% taxable income limitation is temporarily removed, allowing NOLs to fully offset net taxable income. The CARES Act did not materially impact the Company’s tax position.

Section 2301 of the CARES Act provides Employee Retention Credit, a fully refundable tax credit for employers equal to 50 percent of qualified wages that Eligible Employers pay their employees. In 2020, the Company claimed $0.9 million of employee retention credit that reduces the payroll tax expense.